UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 17, 2018 (December 17, 2018)

AUDIOEYE, INC.

(Exact name of registrant as specified in charter)

Delaware	001-38640	20-2939845
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

5210 E. Williams Circle, Suite 750 Tucson, Arizona 85711

(866) 331-5324

(Address, Including Zip Code, and Telephone Number, Including Area Code, of Registrant's Principal Executive Offices)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

AudioEye, Inc. (the “Company”) is filing this Form 8-K/A as an amendment (“Amendment No. 1”) to the Current Report on Form 8-K filed by the Company on December 17, 2018 under Items 7.01 and 9.01 (the “Original Form 8-K”). This Amendment No. 1 is being filed solely to correct a date error in the press release filed as Exhibit 99.1 (the “Original Press Release”) to the Original Form 8-K. Accordingly, Item 9.01 is amended by furnishing a press release with the correction herewith as Exhibit 99.2.

There are no additional changes to the Original Form 8-K or the exhibits thereto.

Item 7.01	Regulation FD Disclosure

On December 17, 2018, AudioEye, Inc. (the “Company”) issued a press release (the “previously issued press release”) announcing full year fiscal 2019 revenue and cash contract bookings guidance and reaffirming its revenue and cash contract bookings for fiscal year 2018. The Company also introduced guidance on monthly recurring revenue.

On December 17, 2018, the Company issued a correction to the previously issued press release to correct a date error. A copy of the Company’s corrected press release is furnished herewith as Exhibit 99.2 and is incorporated by reference herein.

The information furnished in this Current Report on Form 8-K/A and the exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing.

Item 9.01	Exhibits

(d)	Exhibits.

Exhibits	Description

99.1	Press Release dated December 17, 2018 (incorporated by reference to the Current Report on Form 8-K filed December 17, 2018).

99.2	Press Release dated December 17, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 17, 2018	By:	/s/ Todd Bankofier
Todd Bankofier
Chief Executive Officer

Index to Exhibits

Exhibits	Description

99.1	Press Release dated December 17, 2018 (incorporated by reference to the Current Report on Form 8-K filed December 17, 2018).

99.2	Press Release dated December 17, 2018.